Exhibit 99.3
Q4 Fiscal 2008 Financial Results Conference Call Tuesday, November 11, 2008 4:30 p.m. ET

Safe Harbor Statement "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/07 The Company assumes no obligation to update the information in this presentation.

Operations Summary We provided guidance for the 4th quarter of $0.05 to $0.15 loss GAAP EPS excluding special charges, on revenues of $110 to $125 million Reported for the 4th quarter $0.16 loss GAAP EPS excluding special charges on revenues of $106.9 million Q4 $000's Q4 DEPS FY2008 $000's FY2008 DEPS Loss before Special charges (10,027) ($0.16) (21,828) ($0.34) Special Charges (206,189) ($3.29) (214,797) ($3.33) GAAP EPS from Continuing Operations (216,216) ($3.45) (236,625) ($3.67) Discontinued Operations 308 $0.00 679 $0.01 Net Loss (215,908) ($3.45) (235,946) ($3.66)

Special Charges Special charges in the quarter comprised the following ($000's): Asset impairments Asset impairments Goodwill 197,883 Other intangibles 2,219 Buildings and leasehold improvements 3,468 203,570 TEC-SEM Asset Investment TEC-SEM Asset Investment 1,009 Restructuring ($125 million breakeven plan) Restructuring ($125 million breakeven plan) 1,610 206,189

Cost Reductions Help Offset Revenue Declines Q3 FY08 Q4 FY08 Change Revenues $124,016 $106,870 $(17,146) Gross Profit 28,857 23,083 (5,774) Research & Development 10,270 8,669 (1,601) SG&A 25,636 25,881 245 Impairment Charges - 203,570 203,570 Restructuring Charges 2,571 1,610 (961) Operating Income ($9,620) ($216,647) ($207,027)

Revenue & Operating Loss Waterfall Q3 124,016 (7,049) License income (1,179) (1,179) Automated Systems (7,870) (349) Critical Components 521 1,260 GCO - Legacy products (4,308) (3,022) GCO - Spares and Service (4,310) (2,484) Research & development 1,601 Special Investigation (2,109) SG&A 1,864 Q4 106,870 (11,467) Revenues Profits

Increased Operating Loss Result Impact Net Loss Q3 FY08 Q4 FY08 FY08 Comments on Sequential Trends Operating loss ($9,620) ($216,647) $(237,469) Impairment charge Interest income, net 1,144 1,049 6,996 Lower rates Loss on investment 0 (1,009) (3,940) Small Swiss investment Other income (expense) (1,244) (1,082) (1,739) Mainly currency translation Income tax provision (843) 1,165 (1,233) Audit settlements Minorities & joint ventures 237 308 760 Net loss, Continuing Ops ($10,326) ($216,216) ($236,625) $000's

Critical Components Segment Q3 FY08 Q4 FY08 FY08 Comments on Sequential Trends Revenues $28,341 $28,862 $127,035 Other end markets offset by semiconductor r Gross Profit 10,241 11,501 47,871 Favorable cost & mix Gross Margin % 36.1% 39.8% 37.7% Operating Expenses 8,810 9,109 36,219 Slightly higher allocations Segment Operating Income $1,431 $2,393 $11,654 $000's

Automation Systems Segment Q3 FY08 Q4 FY08 FY08 Comments on Sequential Trends Revenues $58,873 $49,824 $273,294 Semiconductor weakness Gross Profit 9,733 8,205 57,714 Gross Margin % 16.5% 16.5% 20.0% Unfavorable absorption Operating Expenses 19,746 18,287 86,768 Lower R&D and lower allocations Segment Operating Income ($10,013) ($10,081) ($32,052) $000's

Global Customer Support Segment Q3 FY08 Q4 FY08 FY08 Comments on Sequential Trends Revenues $36,802 $28,184 $126,037 Lower legacy product sales Gross Profit 8,883 3,377 24,243 Legacy sales down; legacy E&O charge at $0.9 million Gross Margin % 24.1% 12.0% 19.2% Operating Expenses 5,564 5,371 23,413 Segment Operating Income $3,319 ($1,994) $830 $000's

Q4 FY08 Cash Flow Net Loss ($215,908) Depreciation & Amortization 8,671 Stock based compensation 1,297 Impairment of assets 203,570 Other non-cash items 490 Change in assets 7,905 Cash flow from Continuing Operations 6,025 Capital Expenditures (6,204) Stock Repurchases 0 Other (947) Net Change in Cash and Marketable Securities ($1,126) A reconciliation of Adjusted EBITA to Brooks' Net Loss is included in the earnings release issued on November 11, 2008

Working Capital Management Sept 2007 June 2008 Sept 2008 Net Working Capital -$ % to annualized sales 98,549 14.8% 104,875 21.1% 92,449 21.6% Accounts Receivable - $ % to annualized sales 105,904 15.9% 73,229 14.8% 66,844 15.6% Inventories, net - $ % to annualized sales 104,794 15.7% $111,154 22.4% $105,901 24.8% Payables - $ % to annualized sales 57,758 - 8.7% 39,553 -8.0% 37,248 - 8.7%